Exhibit 99.1

Leading the Way in Electricity SM

Bernstein Alternative Energy Conference September 16, 2008

Pedro J. Pizarro Executive Vice President Southern California Edison

September 16, 2008 EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

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SCE System

Leading the Way in Electricity SM

Largest electric utility in California

– 13 million residents

– 4.8 million customer accounts

– 50,000 square-mile service area

Earnings model

– SCE earnings are decoupled from demand

– Earnings driven by CPUC and FERC approved rate of return on earning asset base

– Cost inflation forecast included in general rate case

Customer and load growth

– 2008 new connections forecast (~48,500) represents just over 60% of five-year average and a decline of 28% from new connections in 2007

– 2008 peak demand expected to grow to over 23,500 MW, 1% above 23,303 MW peak demand in 2007

California and SCE Service Territory

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Power Mix Comparison

Other Coal

100%

<1%

100%

100%

7%

16%

2%

Natural Gas

51%

45%

50%

Low-GHG Resources

Nuclear

Large

Hydroelectric

Renewables

20%

15%

21%

6%

12%

20%

16%

12%

5%

2%

SCE 2007 1

California 2007 2

US 2007 3

Total

42%

39%

27%

SCE’s generation resource portfolio creates lower rates of carbon emissions than the California average and much lower than the national average

1	SCE’s 2007 Annual Power Content Label, computed according to CEC methodology and included in SCE customer bills.
2	CEC’s 2007 Net System Power Report, April 2008, Table 2.
3	Energy Information Administration Form EIA-906 and EIA-920 databases for December 2007.

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SCE Renewable Energy Goals

2007 Renewable Resources Renewable Resources TBD

12.5 Billion kWh 2007-2010 (Billion kWh) 16

12.5

Biomass 8% 28% Increase

Wind 21% Geothermal 62%

Solar 5% Small Hydro 4%

2007 2010 2020 Actual Goal Potential Procurement 33% RPS

SCE 2007 Renewable Energy Program SCE 2010 Renewable Energy Goal

~16% of SCE’s portfolio (RPS basis) Contracts are in place to meet 20% of customers’ energy

~1/8 of all US renewable electrons requirements with renewable resources, but energy delivery is unlikely by 2010 due to transmission constraints

Over 90% of US solar energy and unexpectedly high customer demand

Sources: Energy Information Administration, SCE

SCE is committed to continue its aggressive procurement efforts combined with the use of flexible compliance rules to comply with California’s RPS

September 16, 2008 4 EDISON INTERNATIONAL®

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Opportunity for RPS-Related Transmission



NEVADA
CALIFORNIA
SW
Tehachapi
Windhub
SCE Service Territory
Antelope
Palmdale
S
Vincent
S
Santa Clara
Pardee
Mira Loma
S
ARIZONA
Los Angeles
Santa Ana
Palm Springs
San Diego
Renewable Resource Locations
S=Solar W=Wind
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV



Capacity
57,800 MW¹
100%
75%
50%
25%
0%
Geothermal & other
Wind
Solar
Renewable Energy Sources in SCE Generation Interconnection Queue

SCE's opportunity to build new transmission is great given the large amount of capacity in SCE's renewable generation interconnection queue

[1] Inclusive of CAISO generation interconnection queue and SCE Wholesale Distribution Access Tariff interconnection queue as of August 31, 2008.

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SCE Transmission Investment Program

Tehachapi transmission line to interconnect up to 4,500 MW of generation

New transmission needed to strengthen system reliability and access economical power

2008-2012 FERC Project Name Phase In-Service ($ Millions)1 Adders (bps) NEVADA Renewables

CALIFORNIA 2

Tehachapi Segments 1-3 Construction 2009-2010 328 175 Tehachapi Service SCE Tehachapi Segments 4-11 Licensing 2011-2013 1,742 175

Windhub

Territory Other Projects Licensing Various 933 —

Antelope

Palmdale Total Renewables 3,003 Vincent ARIZONA Reliability

Santa Clarita Rancho Pardee Vista

Mira Devers

Loma Rancho Vista Substation Construction 2009 192 125 Santa Palm Phoenix Other Projects Various Various 1,589 —

Los Angeles Ana Valley Springs

Palo Total Reliability 1,781

Verde

San Diego Economics

DPV2 Licensing2 2011 692 175 Tehachapi Segments 1-3 500kV Grand Total 5,476 DPV2 & Rancho Vista 500kV

Tehachapi Segments 4-11 500kV

SCE’s FERC earning asset base is expected to more than double from 10% of rate base in 2007 to over 20% by 2012

1	Subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast is as of February 2008.

2 Petitions to Modify CPUC decisions were submitted in May, 2008 for DPV2 to approve construction of the California portions first, and in July, 2008 for Tehachapi 1-3, to update costs included here. Tehachapi 1-3 in-service date has moved to June 2009, with Segment 3B to early 2010 (no change to total project cost).

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Renewable Transmission Planning

System Delivery reliability

Capacity Schedule Cost and power quality

Challenges

Technical: Integrating Intermittent resources Regulatory: Requirements, Processes Financial: Capital, Cost recovery, Customer rates

The objective of SCE’s transmission planning is to build a robust renewable transmission system that balances all requirements

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SCE Solar Rooftop Program

Install 250 MW of thin-film solar photovoltaic (PV) generation on commercial rooftops

– 1-2 MW average project size

– $875 million capital spending program1

Initial 2 MW start-up in Fontana

– Expected operational September 2008

– First Solar awarded PV contract

SCE requested authority to recover costs incurred during regulatory approval process to facilitate 2008 program launch

SCE’s proposed rooftop solar program will help advance California public policy and help build scale for the large rooftop photovoltaic solar market

1	Subject to CPUC approval. Direct capital forecast in 2008 dollars (2008-2013).

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Electric Technology Solutions to Meet the Climate Change Challenge

Smart Grid

Advanced Grid-connected Generation Smart Circuit of Transportation Connect the Future

Demand-Side Low Carbon Management & Fuel Mix Energy Efficiency

SCE will deploy advanced technology that delivers required GHG responses, and provides reliable service and improved power quality while helping customers to manage their electric bills

September 16, 2008 9 EDISON INTERNATIONAL®

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Appendix

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California’s Renewable Portfolio Standard

20 percent of customers’ energy needs from eligible renewable resources by 2010

– Increase 1 percent each year until the 20 percent is reached

– 33% RPS requirement currently a California Policy goal

Eligible renewable resources include:

– Biomass

– Geothermal

– Hydro projects less than 30 MW

– Solar

– Wind

Three acceptable approaches to procure renewable energy:

– Competitive solicitations

– Bilateral negotiations

– Utility-owned renewable energy projects

Flexible compliance options help mitigate transmission challenges, development delays

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2007 RPS Status for Major IOUs, Municipal Utilities, and Energy Service Providers (ESPs)

16.0% 15.8%

14.0%

11.8%

9.0%

9.0%

8.0% 8.0%

6.0%

5.5% 5.5%

3.3%

SMUD

SCE

Glendale PG&E Water & Power

Riverside Sierra Water & Power

Pasadena LADWP Water & Power

Anaheim Public Utilities

SDG&E PacifiCorp All ESPs

Source: Municipal utilities are based on 2007 Power Content Lables. IOUs and ESPs are from 2007 RPS Compliance Reports filed August 15, 2008.

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Key Renewables Challenges

Delivery Capacity

Cost recovery of upfront funding

??FERC abandoned plant recovery, CAISO Location Constrained Resource Interconnection Facility tariff (trunk line)

??CPUC renewable backstop

System Reliability

& Power Quality

Frequency – generation reserves

??Adequate reserves to integrate 20% renewables

??Evaluating reserves for 33% renewables

Voltage Control – enabling technology

??Static VAR compensators, Synchronized Phasor Measurement Systems, Centralized Remedial Action Systems (adds 15-20% to costs)

Schedule

Interconnection Process

??Leading Generation Interconnection Process Reform (GIPR)

Permitting and Licensing

??Concurrent licensing and construction planning

??Facilitating transmission corridor designation

Cost

Clustering in GIPR and proactive transmission development under California Renewable Energy Transmission Initiative (RETI) leads to economies of scale

SCE Customer rates—1.7% increase for $1 billion increase in transmission line costs

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SCE Power Procurement Programs

2/3 of all electrons purchased from non-utility sources

– ~$7 billion/year in transactions including Department of Water Resources contracts

Multiple procurement initiatives for bundled customers

– Renewables contract RFOs (up to 20 years) to meet 20% RPS

– All-source power contract RFOs (up to 5 years)

– Natural gas physical and financial contracts (up to 5 years)

– Shorter-term power and gas trading (~30,000 transactions/year)

New generation RFO for all distribution customers including competitive retail

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Bid Evaluation Approach

B/C Ratio =

Present Value of Total Benefits

Present Value of Total Costs

Energy Benefit

Reduction in total energy costs as a result of the project Capacity Benefit

The value of the increased reliability as a result of the project

The maximum production amount that SCE can reasonably rely upon during peak periods

Direct Costs

Based on the proposed energy price, expected generation profile and contract term Indirect Costs

Transmission costs related to the project

Debt Equivalence – impacts of contract commitments on SCE’s balance sheet

Proposals are ranked based on a benefitt—to—cost (B/C) ratio that weighs the total costs with the benefits to SCE’s resource portfolio

Note: Information provided to potential bidders.

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Solicitation Factors of Success

Competitively priced proposal

– Projects that qualify for federal subsidies have an advantage

– On-peak deliveries produce higher benefits, yielding higher benefit/cost ratios

– Federal subsidies include Production Tax Credits (for wind) or Investment Tax Credits (for solar)

Early place in the interconnection queue

– Provides priority for completing studies

– Allows for earlier interconnection, which can potentially avoid future transmission upgrade costs

– Helps bidders better understand their interconnection costs

Demonstrated signs of a viable project

– Site control

– Plan to deliver into CAISO grid

– Strong financial backing

– Realistic on-line dates and forecasted operating performance

Thoughtful edits to Pro Forma Contract

– Demonstrates major issues between buyer and seller to execute contract

– Gives some indication to the time required to develop and execute contract

SCE considers many factors when evaluating renewable energy projects

Note: Information provided to potential bidders.

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SCE Leadership in Clean Energy Programs

Renewable energy: 16% renewables (RPS basis)

Energy efficiency (2003-2007)

– Saved more than 5 billion kWh

– Reduced GHG emissions by nearly 2 million metric tons

Demand response: Largest program in CA (~1,500 MW)

Edison SmartConnect™: Award-winning smart meter program

Electric Transportation programs

– Nation’s largest EV fleet

– Partnerships with Ford, GM & Mitsubishi

Clean hydrogen power generation proposal

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SCE SmartConnectTM Program

Meter Installation Timeline1

Annual Capital Spending ($MM) Cumulative Meters (MM)

2008 $100 –

2009 $350 1.4

2010 $350 3.0

2011 $300 4.6

2012 $145 5.3

Application filed July 2007 to deploy to 5.3 million residential and small commercial customers between 2008 – 2012

On August 19, received CPUC Proposed Decision (PD) approving program

Estimated total project cost is $1.7 billion (approximately $1.25 billion is capital cost to be included in rate base)1

Edison SmartConnectTM has the potential to reduce peak power consumption by as much as 1,000 MW and reduce GHG emissions by 365,000 metric tons per year

Integrate Homes with the Utility Circuit

Integrate Smart Appliances with the Home

SCE is leading the way in advanced metering infrastructure

1	Subject to CPUC approval.

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SCE Smart Grid Vision in Operation Today

Composite Poles

Power outages expected to be fewer and shorter because advanced digital technology can react more quickly than human operators

Potential problems can be identified, analyzed and isolated before they become significant power outages

Shandin, CA Substation

Mobile Distributed Generation

Fault Current Limiter

Static VAR

Compensator

Vacuum Fault Interrupter

Smart Grid technology will eventually make it possible for utilities to integrate larger amounts of intermittent renewable energy into electricity grids

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Overview of SCE’S Energy Efficiency Efforts

1992 to 2006 National EE Leaders

GWh

10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

9,031

7,090

4,041 3,863

2,226

SCE PG&E NSP FPL CL&P

Results & Recognition

During the past 5 years (2003-2007):

SCE customers saved more than 5 billion kWhs –enough energy to power 725,000 homes for an entire year

SCE has reduced greenhouse gas emissions by nearly 2 million metric tons – equivalent to taking 350,000 cars off the road

National & international recognition:

7	national US DOE/EPA ENERGY STAR awards, plus 5 more “Outstanding Achievement” awards
2	international Stratospheric Ozone Protection awards, including the only “Best of the Best” award to a utility

Alliance to Save Energy “Star of Energy Efficiency” award

American Council for an Energy Efficient Economy “Champion of Energy Efficiency” award

SCE is the national leader in energy efficiency savings

1	US Department of Energy, Energy Information Administration.

September 16, 2008 20 EDISON INTERNATIONAL®